J.P. MORGAN MONEY MARKET FUNDS

JPMorgan Prime Money Market Fund

(Class C Shares)

(a series of JPMorgan Trust I)

JPMorgan Liquid Assets Money Market Fund

JPMorgan U.S. Treasury Plus Money Market Fund

(Class C Shares)

(each, a series of JPMorgan Trust II)

(each, a “Fund,” and collectively, the “Funds”)

Supplement dated April 17, 2017

to the Prospectus dated July 1, 2016, as supplemented

The language below is added immediately under “BUYING FUND SHARES” on page 71 of the prospectus:

Class C Shares Conversion Feature

Class C Shares held in an account where the Distributor is the broker of record on 4/21/17 will convert to Morgan Shares on or about 4/21/17. If Class C Shares held in an account with a third party broker of record are transferred to an account with the Distributor after 4/21/17, those Class C Shares will be converted to Morgan Shares on the tenth business day of the month following the transfer. Because the share price of the Morgan Shares may be higher than that of the Class C Shares at the time of conversion, you may receive fewer Morgan Shares; however, the dollar value will be the same.

After conversion, your new shares will be subject to the lower Rule 12b-1 fees charged on Morgan Shares of the JPMorgan Liquid Assets Money Market Fund and JPMorgan U.S. Treasury Plus Money Market Fund. JPMorgan Prime Money Market Fund is not subject to Rule 12b-1 fees on Morgan Shares. You will not be assessed any sales charges or fees for the conversion of shares, nor will you be subject to any federal income tax as a result of the conversion.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-MMF-417